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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                 PROSPECTUS SUPPLEMENT DATED FEBRUARY 3, 2014

This supplement describes changes affecting the investment option offered under the GROUP FLEXIBLE PAYMENT variable annuity contracts issued by MetLife Investors USA Insurance Company. The name, investment subadviser and the investment objective of the investment option identified below have changed. Accordingly, the prospectus is hereby revised to incorporate the following information.

METROPOLITAN SERIES FUND
------------------------

DAVIS VENTURE VALUE PORTFOLIO

Wellington Management Company, LLP has replaced Davis Selected Advisers, L.P. as the subadviser to the Davis Venture Value Portfolio and the name of the portfolio has changed to WMC CORE EQUITY OPPORTUNITIES PORTFOLIO. In addition, the portfolio's investment objective has changed to "Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE




10005000 V1                                                   SUPP-SUBADV40214